Adviser Babson Capital Management LLC 1500 Main Street, P.O. Box 15189 Springfield, Massachusetts 01115-5189 Independent Registered Public Accounting Firm KPMG LLP Boston, Massachusetts 02110	Transfer Agent & Registrar DST Systems, Inc. P.O. Box 219086 Kansas City, Missouri 64121-9086 1-800-647-7374 Internet Website www.babsoncapital.com/mci
Counsel to the Trust Ropes & Gray LLP Boston, Massachusetts 02110 Custodian State Street Bank and Trust Company Boston, Massachusetts 02116	Babson Capital Corporate Investors c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 Springfield, Massachusetts 01115 (413) 226-1516

Investment Objective and Policy
Babson Capital Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust’s investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations with equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

Babson Capital Management LLC (“Babson Capital”) manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.
Form N-Q
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC’s website at http:// www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital. A description of Babson Capital’s proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website: http://www.babsoncapital.com/mci; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website: http://www.babsoncapital.com/mci; and (2) on the SEC’s website at http://www.sec.gov.

Babson Capital Corporate Investors

TO OUR SHAREHOLDERS

April 30, 2014

We are pleased to present the March 31, 2014 Quarterly Report of Babson Capital Corporate Investors (the “Trust”).

The Board of Trustees declared a quarterly dividend of $0.30 per share, payable on May 9, 2014 to shareholders of record on April 28, 2014. The Trust also paid a $0.30 per share dividend for the preceding quarter. The Trust earned $0.31 per share of net investment income for the first quarter of 2014, of which approximately $0.06 per share represented income due to nonrecurring items, compared to $0.30 per share in the previous quarter, of which approximately $0.04 per share represented income due to nonrecurring items.

During the first quarter, the net assets of the Trust increased to $277,298,835 or $14.27 per share compared to $268,687,514 or $13.85 per share on December 31, 2013. This translates into a 3.0% total return for the quarter, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 11.5%, 13.7%, 16.4%, 12.9%, and 13.4% for the 1-, 3-, 5-, 10-, and 25-year time periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.

The Trust’s share price increased 1.6% during the quarter, from $14.93 per share as of December 31, 2013 to $15.17 per share as of March 31, 2014. The Trust’s market price of $15.17 per share equates to a 6.3% premium over the March 31, 2014 net asset value per share of $14.27. The Trust’s average quarter-end premium for the 3, 5 and 10-year periods was 19.8%, 13.9% and 12.8%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, increased 1.1% for the quarter. U.S. fixed income markets, as approximated by the Barclays Capital U.S. Corporate High Yield Index, increased 3.0% for the quarter.

Middle market merger and acquisition activity was once again slow during the first quarter of 2014. Despite this, investment activity for the Trust was strong, with five new private placement investments closed in the first quarter. The five new investments were in GenNx Novel Holding, Inc., GTI Holding Company, Hartland Controls Holding Corporation, HHI Group, LLC and VP Holding Company. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $13,618,000. This amount represents a slight increase from the $13,406,000 invested by the Trust in the fourth quarter of 2013, but a 142% increase from the $5,631,000 invested by the Trust in the first quarter of 2013. We are off to a good start for the year and our deal pipeline is currently robust. Competition for new investments continues to be intense though, as there continues to be an overabundance of private debt and equity capital available to be invested. Attractive companies are being aggressively pursued by buyers and lenders alike, pushing purchase prices and leverage multiples continually higher, approaching levels not seen since 2007. Though we are actively closing new deals, we are doing so cautiously and with discipline, consistent with our longstanding investment philosophy of taking prudent levels of risk and getting paid appropriately for the risk taken. For example, the average total leverage profile for the five new investments closed in the first quarter of 2014 was 4.3 times cashflow, which compares favorably to the market average of 4.9 times for middle market leveraged buyouts. This approach has served us well for many years and through all kinds of market cycles.

The condition of the Trust’s existing portfolio remained solid through the first quarter. Sales and earnings for the Trust’s portfolio as a whole continued their upward momentum. Credit upgrades during the quarter outnumbered credit downgrades by a two to one margin. The number of companies on our watch list and in default continues to be at or near the lowest level we have seen over the last five years. This investment resulted in a loss for the Trust though, as the company had been struggling financially for quite some time. We have a large backlog of portfolio companies that are in the process of being sold, with closings expected this year. We had five portfolio companies fully or partially prepay their debt instruments held by the Trust during the first quarter. This relatively low level of prepayment activity is welcome after the unprecedented levels of prepayments we experienced in 2013, when 32 of the Trust’s portfolio companies fully or partially prepaid their debt obligations to the Trust.

(Continued)

While the Trust was able to maintain its $0.30 per share quarterly dividend in the first quarter, this level may not be sustainable for the rest of 2014. Excluding income from non-recurring items, the Trust’s current earnings are less than the dividend rate. Earning are down due principally to the considerable reduction in the number of higher-yielding private debt securities in the portfolio resulting from the high level of prepayment and exit activity that occurred in 2012 and 2013. We were not able to offset this with new investments due to the highly competitive market conditions and the slow merger and acquisition market that have existed for most of the past few years. While first quarter 2014 investment activity was strong, we do expect a higher than normal level of exit activity in the portfolio for the rest of 2014. It is therefore unlikely that we can build the portfolio back up to its former size in the near term. As we move through 2014, we and the Board of Trustees will continue to evaluate the earnings capacity of the Trust and seek to formulate a dividend strategy that is consistent with that earnings level.

Thank you for your continued interest in and support of Babson Capital Corporate Investors.

Sincerely,

Michael L. Klofas

President

* Based on market value of total investments (including cash)
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Babson Capital Corporate Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2014
(Unaudited)

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
(Cost - $202,807,934)	$200,831,121
Corporate restricted securities at market value
(Cost - $46,364,612)	48,700,110
Corporate public securities at market value
(Cost - $49,959,693)	52,621,140
Total investments (Cost - $299,132,239)	302,152,371
Cash	5,332,149
Interest receivable	3,195,852
Other assets	168,769
Total assets	310,849,141

Liabilities:
Note payable	30,000,000
Deferred tax liability	1,516,326
Investment advisory fee payable	866,559
Tax payable	645,481
Interest payable	202,400
Accrued expenses	319,540
Total liabilities	33,550,306
Total net assets	$277,298,835

Net Assets:
Common shares, par value $1.00 per share	$19,429,576
Additional paid-in capital	114,116,709
Retained net realized gain on investments, prior years	133,207,098
Undistributed net investment income	8,298,593
Accumulated net realized gain on investments	743,053
Net unrealized depreciation of investments	1,503,806
Total net assets	$277,298,835

Common shares issued and outstanding (28,054,782 authorized)	19,429,576

Net asset value per share	$14.27

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
For the three months ended March 31, 2014
(Unaudited)

Investment Income:
Interest	$7,034,548
Dividends	487,657
Other	28,284
Total investment income	7,550,489

Expenses:
Investment advisory fees	866,559
Interest	396,000
Trustees’ fees and expenses	120,000
Professional fees	77,507
Reports to shareholders	22,500
Custodian fees	8,400
Other	122,190
Total expenses	1,613,156
Investment income - net	5,937,333

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	753,669
Income tax expense	(552)
Net realized loss on investments after taxes	753,117
Net change in unrealized appreciation of investments before taxes	1,584,167
Net change in deferred income tax expense	(188,098)
Net change in unrealized appreciation of investments after taxes	1,396,069
Net gain on investments	2,149,186
Net increase in net assets resulting from operations	$8,086,519

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED STATEMENT OF CASH FLOWS
For the three months ended March 31, 2014
(Unaudited)

Net increase in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$4,252,484
Purchases of portfolio securities	(36,070,386)
Proceeds from disposition of portfolio securities	14,581,277
Interest, dividends and other income received	5,677,719
Interest expense paid	(396,000)
Operating expenses paid	(1,128,531)
Income taxes paid	(80,552)
Net cash provided by operating activities	(13,163,989)

Cash flows from financing activities:
Cash dividends paid from net investment income	(5,818,097)
Receipts for shares issued on reinvestment of dividends	524,802
Net cash used for financing activities	(5,293,295)

Net increase in cash	(18,457,284)
Cash - beginning of year	23,789,433
Cash - end of period	$5,332,149

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$8,086,519
Increase in investments	(20,036,892)
Increase in interest receivable	(760,583)
Decrease in other assets	(129,648)
Increase in deferred tax liability	188,098
Increase in investment advisory fee payable	26,911
Decrease in tax payable	(80,000)
Decrease in payable for investments purchased	(520,108)
Increase in accrued expenses	61,714
Total adjustments to net assets from operations	(21,250,508)
Net cash provided by operating activities	$(13,163,989)

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the three
	months ended	For the
	03/31/2014	year ended
	(Unaudited)	12/31/2013
Increase in net assets:

Operations:
Investment income - net	$5,937,333	$22,870,299
Net realized gain on investments after taxes	753,117	(942,568)
Net change in unrealized appreciation of investments after taxes	1,396,069	10,248,182
Net increase in net assets resulting from operations	8,086,519	32,175,913

Increase from common shares issued on reinvestment of dividends
Common shares issued (2014 - 35,921; 2013 - 153,982)	524,802	2,339,460

Dividends to shareholders from:
Net investment income (2014 - $0.00 per share; 2013 - $1.20 per share)	—	(23,206,251)
Total increase in net assets	8,611,321	11,309,122

Net assets, beginning of year	268,687,514	257,378,392

Net assets, end of period/year (including undistributed net investment
income of $8,298,593 and $2,361,260, respectively)	$277,298,835	$268,687,514

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the three months ended 03/31/2014	For the years ended December 31,
Net asset value:	(Unaudited)	2013	2012	2011(a)	2010(a)	2009(a)

Beginning of year	$13.85	$13.38	$12.69	$12.56	$11.45	$11.17
Net investment income (b)	0.31	1.18	1.28	1.29	1.13	1.03
Net realized and unrealized
gain (loss) on investments	0.11	0.48	0.69	0.17	1.06	0.33
Total from investment operations	0.42	1.66	1.97	1.46	2.19	1.36
Dividends from net investment
income to common shareholders	—	(1.20)	(1.25)	(1.34)	(1.08)	(1.08)
Dividends from realized gain
on investments to common shareholders	—	—	(0.05)	(0.01)	—	—
Increase from dividends reinvested	—	0.01	0.02	0.02	0.00(c)	0.00(c)
Total dividends	—	(1.19)	(1.28)	(1.33)	(1.08)	(1.08)
Net asset value: End of period/year	$14.27	$13.85	$13.38	$12.69	$12.56	$11.45
Per share market value:
End of period/year	$15.17	$14.93	$15.28	$17.99	$15.28	$12.55
Total investment return
Net asset value (d)	3.03%	12.76%	17.07%	12.00%	19.81%	12.64%
Market value (d)	1.59%	5.93%	(7.11%)	27.92%	31.73%	39.89%
Net assets (in millions):
End of period/year	$277.30	$268.69	$257.38	$241.94	$237.58	$214.44
Ratio of total expenses
to average net assets	2.39%(f)	2.42%	3.17%	2.42%	2.57%	2.33%
Ratio of operating expenses
to average net assets	1.80%(f)	1.64%	1.66%	1.62%	1.60%	1.58%
Ratio of interest expense
to average net assets	0.59%(f)	0.59%	0.63%	0.64%	0.70%	0.75%
Ratio of income tax expense
to average net assets (e)	0.00%(f)	0.19%	0.88%	0.16%	0.27%	0.00%
Ratio of net investment income
to average net assets	8.80%(f)	8.50%	9.78%	9.91%	9.46%	9.06%
Portfolio turnover	5%	34%	34%	21%	39%	23%

(a)	Per share amounts were adjusted to reflect a 2:1 stock split effective February 18, 2011.
(b)	Calculated using average shares.
(c)	Rounds to less than $0.01 per share.
(d)
Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(e)
As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to the shareholders.

(f)	Annualized

Senior borrowings:
Total principal amount (in millions)	$30	$30	$30	$30	$30	$30
Asset coverage per $1,000
of indebtedness	$10,243	$9,956	$9,579	$9,065	$8,919	$8,148

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2014
(Unaudited)

Corporate Restricted Securities - 89.99%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 72.43%

1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
14% Senior Subordinated Note due 2019	$1,601,827	10/17/12	$1,574,125	$1,633,863
Limited Liability Company Unit Class A Common (B)	27,273 uts.	10/17/12	27,273	113,777
Limited Liability Company Unit Class A Preferred (B)	245 uts.	10/17/12	245,450	270,528
			1,846,848	2,018,16
A H C Holding Company, Inc.
A designer and manufacturer of boilers and water heaters for the commercial sector.
Limited Partnership Interest (B)	23.16% int.	11/21/07	181,387	410,816

A S C Group, Inc.
A designer and manufacturer of high reliability encryption equipment, communications products, computing systems and electronic components primarily for the military and aerospace sectors.
14% Senior Subordinated Note due 2020	$1,942,789	12/20/13	1,905,083	1,968,989
Limited Liability Company Unit Class A (B)	5,843 shs.	*	290,317.00	508,744.00
Limited Liability Company Unit Class B (B)	2,793 uts.	10/09/09	100,114	243,184
* 10/09/09 and 10/27/10.			2,295,514	2,720,917

A W X Holdings Corporation
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 2014 (D)	$735,000	05/15/08	724,402	367,500
13% Senior Subordinated Note due 2015 (D)	$735,000	05/15/08	673,096	—
Common Stock (B)	105,000 shs.	05/15/08	105,000	—
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	36,923 shs.	05/15/08	62,395	—
			1,564,893	367,500
ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 2019	$1,200,000	08/01/12	1,093,302	1,211,018
Preferred Stock Series A (B)	300,000 shs.	08/01/12	300,000	373,232
Warrant, exercisable until 2022, to purchase
common stock at $.02 per share (B)	53,794 shs.	08/01/12	101,870	61,997
			1,495,172	1,646,247
ACP Cascade Holdings LLC
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
Limited Liability Company Unit Class B (B)	64 uts.	11/09/12	—	—

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
14% Senior Subordinated Note due 2018	$2,723,077	12/07/12	$2,685,960	$2,545,430
Limited Liability Company Unit (B)	3,434 uts.	*	343,385	233,962
* 12/07/12 and 7/11/13.			3,029,345	2,779,392

Advanced Technologies Holdings
A provider of factory maintenance services to industrial companies.
Preferred Stock Series A (B)	796 shs.	12/27/07	393,754	1,462,111
Convertible Preferred Stock Series B (B)	52 shs.	01/04/11	40,800	96,452
			434,554	1,558,563
All Current Holding Company
A specialty re-seller of essential electrical parts and components primarily serving wholesale distributors.
Common Stock (B)	1,347 shs.	09/26/08	134,683	266,162
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	958 shs.	09/26/08	87,993	189,297
			222,676	455,459
American Hospice Management Holding LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 2014	$2,337,496	*	2,335,734	2,220,621
Preferred Class A Unit (B)	3,223 uts.	**	322,300	137,624
Preferred Class B Unit (B)	1,526 uts.	06/09/08	152,626	381,409
Common Class B Unit (B)	30,420 uts.	01/22/04	1	—
Common Class D Unit (B)	6,980 uts.	09/12/06	1	—
* 01/22/04 and 06/09/08.			2,810,662	2,739,654
** 01/22/04 and 09/12/06.

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)	273 uts.	10/04/12	272,727	452,405

Apex Analytix Holding Corporation
A provider of audit recovery and fraud detection services and software to commercial and retail businesses in the U.S. and Europe.
Preferred Stock Series B (B)	3,065 shs.	04/28/09	306,507	479,125
Common Stock (B)	1,366 shs.	04/28/09	1,366	364,735
			307,873	843,860

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Arch Global Precision LLC
A leading manufacturer of high tolerance precision components and consumable tools.
14.75% Senior Subordinated Note due 2018	$2,394,743	12/21/11	$2,348,943	$2,442,638
Limited Liability Company Unit Class B (B)	79 uts.	12/21/11	85,250	167,107
Limited Liability Company Unit Class C (B)	671 uts.	12/21/11	664,750	1,363,864
			3,098,943	3,973,609
ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
13.5% Senior Subordinated Note due 2020	$2,620,461	05/21/13	2,569,991	2,593,349
Preferred Stock (B)	58 shs.	05/21/13	579,208	584,348
Common Stock (B)	58 shs.	05/21/13	64,356	104,324
			3,213,555	3,282,021
Arrow Tru-Line Holdings, Inc
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
12% Senior Subordinated Note due 2016	$388,481	05/18/05	345,105	388,481
Preferred Stock (B)	63 shs.	10/16/09	62,756	193,640
Common Stock (B)	497 shs.	05/18/05	497,340	56,904
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	130 shs.	05/18/05	112,128	14,918
			1,017,329	653,943
Baby Jogger Holdings LLC
A designer and marketer of premium baby strollers and stroller accessories.
14% Senior Subordinated Note due 2019	$2,826,634	04/20/12	2,781,786	2,883,167
Common Stock (B)	2,261 shs.	04/20/12	226,132	385,567
			3,007,918	3,268,734
Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 2018	$714,893	10/12/12	703,361	714,893
13% Senior Subordinated Note due 2019	$725,483	10/12/12	679,815	726,011
Common Stock (B)	114,894 shs.	10/12/12	114,894	191,742
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	75,910
			1,543,556	1,708,556
BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
14% Senior Subordinated Note due 2018	$2,573,950	10/17/12	2,532,496	2,534,152
Limited Liability Company Unit Class A (B)	1,000 uts.	10/17/12	100,000	82,014
Limited Liability Company Unit Class B (B)	400 uts.	10/17/12	400,000	462,206
			3,032,496	3,078,372

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Bravo Sports Holding Corporation
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 2014	$2,281,593	06/30/06	$2,274,797	$2,053,434
Preferred Stock Class A (B)	879 shs.	06/30/06	268,121	115,275
Common Stock (B)	1 sh.	06/30/06	286	—
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	309 shs.	06/30/06	92,102	40,513
			2,635,306	2,209,222
C D N T, Inc.
A value-added converter and distributor of specialty pressure sensitive adhesives, foams, films, and foils.
10.5% Senior Secured Term Note due 2014	$46,929	08/07/08	46,863	46,929
12.5% Senior Subordinated Note due 2015	$750,872	08/07/08	730,930	750,872
Common Stock (B)	73,256 shs.	08/07/08	73,256	174,955
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	57,600 shs.	08/07/08	57,689	137,565
			908,738	1,110,321
Capital Specialty Plastics, Inc.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)	109 shs.	*	503	1,068,503
*12/30/97 and 05/29/99.

CG Holdings Manufacturing Company
A coating provider serving the automotive, agricultural, heavy truck and other end markets.
13% Senior Subordinated Note due 2019	$3,390,252	05/09/13	3,204,351	3,475,487
Preferred Stock (B)	3,241 shs.	05/09/13	324,054	227,852
Preferred Stock (B)	1,174 shs.	05/09/13	116,929	82,553
Common Stock (B)	337 shs.	05/09/13	35,673	128,975
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	137 shs.	05/09/13	13,033	52,474
			3,694,040	3,967,341
CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and “at risk” youth through alternative education programs.
13.5% Senior Subordinated Note due 2018	$2,226,881	01/19/11	2,133,210	2,271,418
14% Senior Subordinated Note due 2019	$575,843	08/03/12	565,790	577,893
Common Stock (B)	1,125 shs.	01/19/11	112,500	141,748
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	884 shs.	01/19/11	87,750	111,422
			2,899,250	3,102,481

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
14.5% Senior Subordinated Note due 2018	$1,249,125	03/26/12	$1,218,053	$1,260,389
Common Stock (B)	3,981 shs.	*	398,100	311,261
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	172 shs.	03/26/12	17,220	13,448
*03/26/12, 05/25/12 and 06/19/12.			1,633,373	1,585,098

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	277 shs.	12/02/08	276,900	416,462

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	156,046 uts.	01/12/07	156,046	109,522
Limited Liability Company Unit Class C (B)	112,873 uts.	01/12/07	112,873	84,896
Limited Liability Company Unit Class D (B)	1,268,437 uts.	05/03/10	—	1,388,290
Limited Liability Company Unit Class E (B)	2,081 uts.	05/03/10	—	—
			268,919	1,582,708
Connor Sport Court International, Inc.
A designer and manufacturer of outdoor and indoor synthetic sports flooring and other temporary flooring products.
Preferred Stock Series B-2 (B)	17,152 shs.	07/05/07	700,392	571,749
Preferred Stock Series C (B)	7,080 shs.	07/05/07	236,503	199,917
Common Stock (B)	718 shs.	07/05/07	7	—
Limited Partnership Interest (B)	12.64% int.	*	189,586	—
*08/12/04 and 01/14/05.			1,126,488	771,666

CorePharma LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
Warrant, exercisable until 2015, to purchase
common stock at $.001 per share (B)	20 shs.	08/04/05	137,166	506,528

Crane Rental Corporation
A crane rental company since 1960, headquartered in Florida.
13% Senior Subordinated Note due 2015	$1,950,750	08/21/08	1,890,030	1,950,750
Common Stock (B)	255,000 shs.	08/21/08	255,000	217,002
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	136,070 shs.	08/21/08	194,826	115,794
			2,339,856	2,283,546

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CTM Holding, Inc.
A leading owner and operator of coin-operated children’s rides, penny presses and candy kiosks in the U.S.
15% Senior Subordinated Note due 2019	$2,389,103	11/22/13	$2,343,613	$2,432,770
Common Stock (B)	62,088 shs.	11/22/13	886,364	570,395
			3,229,977	3,003,165
Custom Engineered Wheels, Inc.
A manufacturer of custom engineered, non-pneumatic plastic wheels and plastic tread cap tires used primarily for lawn and garden products and wheelchairs.
Preferred Stock PIK (B)	296 shs.	10/27/09	295,550	411,587
Preferred Stock Series A (B)	216 shs.	10/27/09	197,152	300,721
Common Stock (B)	72 shs.	10/27/09	72,238	12,648
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	53 shs.	10/27/09	48,608	9,241
			613,548	734,197
DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% Senior Subordinated Note due 2019	$3,189,623	05/04/12	3,139,302	3,035,025
Preferred Stock (B)	61 shs.	05/04/12	605,841	664,475
Common Stock (B)	61 shs.	05/04/12	67,316	121,569
			3,812,459	3,821,069
Duncan Systems, Inc.
A distributor of windshields and side glass for the recreational vehicle market.
10% Senior Secured Term Note due 2015	$45,000	11/01/06	45,000	44,669
13% Senior Subordinated Note due 2015	$855,000	11/01/06	839,516	852,594
Common Stock (B)	180,000 shs.	11/01/06	180,000	56,643
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	56,514 shs.	11/01/06	78,160	17,784
			1,142,676	971,690
E S P Holdco, Inc.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
Common Stock (B)	660 shs.	01/08/08	329,990	404,657

Eatem Holding Company
A developer and manufacturer of savory flavor systems for soups, sauces, gravies, and other products produced by food manufacturers for retail and foodservice end products.
12.5% Senior Subordinated Note due 2018	$2,850,000	02/01/10	2,612,917	2,878,500
Common Stock (B)	150 shs.	02/01/10	150,000	188,638
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	358 shs.	02/01/10	321,300	449,775
			3,084,217	3,516,913

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ELT Holding Company
A provider of web-based ethics and compliance training solutions for companies in the United States.
14% Senior Subordinated Note due 2019	$2,844,571	03/01/12	$2,801,297	$2,873,017
Common Stock (B)	122 shs.	03/01/12	272,727	287,662
			3,074,024	3,160,679
EPM Holding Company
A provider of non-discretionary regulatory driven engineering services that support mission critical safety and operational aspects of nuclear power plants.
14.5% Senior Subordinated Note due 2019	$1,170,747	07/26/13	1,149,443	1,171,606
Common Stock	3,069 shs.	07/26/13	306,947	222,986
			1,456,390	1,394,592
F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	512 uts.	09/27/10	175,035	598,904
Limited Liability Company Unit (B)	512 uts.	09/27/10	51,220	77,538
			226,255	676,442
F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	394,737 uts.	12/15/10	394,737	1,016,333
Limited Liability Company Unit Class B-2 (B)	49,488 uts.	12/15/10	49,488	127,417
Limited Liability Company Unit Class B-3 (B)	39,130 uts.	08/30/12	90,000	110,425
Limited Liability Company Unit Class C (B)	9,449 uts.	12/20/10	96,056	164,509
			630,281	1,418,684
G C Holdings
A leading manufacturer of gaming tickets, industrial recording charts, security-enabled point-of sale receipts, and medical charts and supplies.
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	594 shs.	10/19/10	140,875	272,559

GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	89,805
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	197,274
			184,049	287,079
GenNx Novel Holding, Inc.
A manufacturer and distributor of nutraceutical ingredients.
13% Senior Subordinated Note due 2020	$3,177,742	03/27/14	3,114,284	3,168,598
Common Stock (B)	315 shs.	03/27/14	315,000	299,250
			3,429,284	3,467,848

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
14% Senior Subordinated Note due 2019	$2,771,734	03/27/13	$2,723,666	$2,760,940
Common Stock (B)	2,835 shs.	03/27/13	283,465	242,875
			3,007,131	3,003,815
Golden County Foods Holding, Inc.
A manufacturer of frozen appetizers and snacks.
14% Senior Subordinated Note due 2019 (D)	$73,550	11/13/13	436,682	—
Preferred Stock (B)	287,658 shs.	11/13/13	146,658	—
Preferred Stock Series F (B)	294,200 shs.	11/13/13	1,746,726	—
			2,330,066	—
GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 2020	$1,455,729	02/05/14	1,354,684	1,465,457
Common Stock (B)	1,693 shs.	02/05/14	169,271	160,835
Warrant, exercisable until 2024, to purchase
common stock at $.01 per share (B)	795 shs.	02/05/14	73,633	8
			1,597,588	1,626,300
H M Holding Company
A designer, manufacturer, and importer of promotional and wood furniture.
7.5% Senior Subordinated Note due 2016 (D)	$685,100	10/15/09	512,231	—
Preferred Stock (B)	40 shs.	*	40,476	—
Preferred Stock Series B (B)	2,055 shs.	10/15/09	1,536,694	—
Common Stock (B)	340 shs.	02/10/06	340,000	—
Common Stock Class C (B)	560 shs.	10/15/09	—	—
Warrant, exercisable until 2016, to purchase
common stock at $.02 per share (B)	126 shs.	02/10/06	116,875	—
* 09/18/07 and 06/27/08.			2,546,276	—

Handi Quilter Holding Company
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Common Stock (B)	115 shs.	11/14/11	115,385	302,166
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	83 shs.	11/14/11	76,788	216,326
			192,173	518,492
Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% Senior Subordinated Note due 2019	$2,989,266	02/14/14	2,930,552	3,003,815
Preferred Stock Series A (B)	5,169 shs.	02/14/14	516,852	491,009
Common Stock (B)	1,666 shs.	02/14/14	1,667	1,583
			3,449,071	3,496,407

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Healthcare Direct Holding Company
A direct-to-consumer marketer of discount dental plans.
14% Senior Subordinated Note due 2019 (D)	$2,184,095	03/09/12	$2,147,454	$2,074,890
16% Senior Subordinated PIK Note due 2019	136,324	03/31/14	136,324	129,507
Common Stock (B)	1,552 shs.	03/09/12	155,172	59,181
			2,438,950	2,263,578
HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% Senior Subordinated Note due 2020	$3,059,401	01/17/14	2,999,790	3,079,909
Limited Liability Company Unit (B)	203 uts.	01/17/14	203,125	192,850
			3,202,915	3,272,759
Hi-Rel Group LLC
A manufacturer and distributor of precision metal piece parts for the microelectronic packaging industry, serving the aerospace/ defense, telecommunications, and medical end markets.
12% Senior Subordinated Note due 2018	$1,687,500	04/15/13	1,592,156	1,691,184
Limited Liability Company Unit (B)	563 uts.	04/15/13	562,500	510,757
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	89,224 shs.	04/15/13	77,625	77,154
			2,232,281	2,279,095
Home Décor Holding Company
A designer, manufacturer and marketer of framed art and wall décor products.
Common Stock (B)	63 shs.	*	62,742	170,012
Warrant, exercisable until 2016, to purchase
common stock at $.02 per share (B)	200 shs.	*	199,501	540,604
* 06/30/04 and 08/19/04.			262,243	710,616

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B)	89 uts.	10/14/11	—	—
			—	—
Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 2016	$2,075,581	08/19/08	2,008,937	2,053,193
Common Stock (B)	474 shs.	08/19/08	474,419	123,060
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	123 shs.	08/19/08	113,773	31,806
			2,597,129	2,208,059

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HVAC Holdings, Inc.
A provider of integrated energy efficiency services and maintenance programs for HVAC systems.
14% Senior Subordinated Note due 2019	$2,810,742	09/27/12	$2,763,896	$2,831,066
Preferred Stock Series A (B)	2,705 shs.	09/27/12	270,542	314,609
Common Stock (B)	2,185 shs.	09/27/12	2,185	11,014
			3,036,623	3,156,689
Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
Common Stock (B)	279 shs.	10/27/11	278,561	482,335

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	89 shs.	02/27/07	2,689	669,386

J A C Holding Enterprises, Inc.
A supplier of luggage racks and accessories to the original equipment manufacturers.
Preferred Stock A (B)	495 shs.	12/20/10	495,000	726,453
Preferred Stock B (B)	0.17 shs.	12/20/10	—	245
Common Stock (B)	100 shs.	12/20/10	5,000	369,858
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	36 shs.	12/20/10	316,930	341,815
			816,930	1,438,371
Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
13.5% Senior Subordinated Note due 2019	$2,684,783	12/11/13	2,633,119	2,727,823
Limited Liability Company Unit Class A (B)	565 shs.	12/11/13	565,217	583,849
			3,198,336	3,311,672
Jason Partners Holdings LLC
A diversified manufacturing company serving various industrial markets.
Limited Liability Company Unit (B)	90 uts.	09/21/10	848,275	349,535

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
14.25% Senior Subordinated Note due 2019	$2,552,892	12/05/12	2,509,273	2,511,081
Limited Liability Company Unit (B)	521,739 uts.	12/05/12	521,739	287,656
			3,031,012	2,798,737

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

K & N Parent, Inc.
A manufacturer and supplier of automotive aftermarket performance air filters and intake systems.
14% Senior Subordinated Note due 2019	$3,462,604	12/23/11	$3,391,201	$3,560,393
Preferred Stock Series A (B)	305 shs.	12/23/11	119,662	373,009
Preferred Stock Series B (B)	86 shs.	12/23/11	—	105,575
Common Stock (B)	391 shs.	12/23/11	19,565	138,932
			3,530,428	4,177,909
K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
Common Stock (B)	134,210 shs.	05/25/06	134,210	87,785
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	82,357 shs.	05/25/06	71,534	53,869
			205,744	141,654
K P H I Holdings, Inc.
A manufacturer of highly engineered plastic and metal components for a diverse range of end-markets, including medical, consumer and industrial, automotive and defense.
Common Stock (B)	698,478 shs.	12/10/10	698,478	780,906

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Convertible Preferred Stock Series C (B)	55 shs.	06/30/09	55,435	150,356
Convertible Preferred Stock Series D (B)	24 shs.	09/17/09	24,476	73,410
Common Stock (B)	443 shs.	07/15/08	443,478	197,001
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	96 shs.	07/16/08	96,024	42,654
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	128 shs.	09/17/09	—	56,682
			619,413	520,103
LPC Holding Company
A designer and manufacturer of precision-molded silicone rubber components that are utilized in the medical and automotive end markets.
Common Stock (B)	315 shs.	08/15/11	315,057	441,990

M V I Holding, Inc.
A manufacturer of large precision machined metal components used in equipment which services a variety of industries, including the oil and gas, mining, and defense markets.
Common Stock (B)	61 shs.	09/12/08	60,714	—
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	66 shs.	09/12/08	65,571	—
			126,285	—

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit (B)	24,109 uts.	*	$314,464	$568,510
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	3,375 shs.	05/04/07	43,031	79,586
* 05/04/07 and 01/02/08.			357,495	648,096

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 2018	$1,259,914	01/15/10	1,160,448	1,259,914
15% Senior Subordinated Note due 2018	$335,153	10/05/10	331,026	331,356
Common Stock (B)	106 shs.	10/05/10	106,200	210,524
Common Stock Class B (B)	353 shs.	01/15/10	352,941	699,646
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	312 shs.	01/15/10	283,738	619,183
			2,234,353	3,120,623
MBWS Ultimate Holdco, Inc.
A provider of services throughout North Dakota that address the fluid management and related transportation needs of an oil well.
12% Senior Subordinated Note due 2016	$3,352,486	*	3,184,612	3,352,486
Preferred Stock Series A (B)	4,164 shs.	09/07/10	416,392	1,222,187
Common Stock (B)	487 shs.	03/01/11	48,677	142,941
Common Stock (B)	458 shs.	09/07/10	45,845	134,429
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	310 shs.	03/01/11	30,975	90,989
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	1,158 shs.	09/07/10	115,870	339,888
* 09/07/10 and 03/01/11.			3,842,371	5,282,920

MedSystems Holdings LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
Preferred Unit (B)	126 uts.	08/29/08	125,519	152,234
Common Unit Class A (B)	1,268 uts.	08/29/08	1,268	114,746
Common Unit Class B (B)	497 uts.	08/29/08	120,064	45,014
			246,851	311,994
MEGTEC Holdings, Inc.
A supplier of industrial and environmental products and services to a broad array of industries.
Preferred Stock (B)	107 shs.	09/24/08	103,255	176,303
Limited Partnership Interest (B)	1.40% int.	09/16/08	388,983	782,464
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	35 shs.	09/24/08	33,268	117,262
			525,506	1,076,029

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Merex Holding Corporation
A provider of after-market spare parts and components, as well as Maintenance, Repair and Overhaul services for “out of production” or “legacy” aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.
14% Senior Subordinated Note due 2018	$1,273,585	09/22/11	$1,255,125	$1,299,057
Limited Liability Company Unit Series B (B)	467,833 uts.	09/22/11	467,833	699,794
			1,722,958	1,998,851
MicroGroup, Inc.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
7% Senior Subordinated Note due 2014 (D)	$1,705,152	*	1,635,166	—
Preferred Stock Series A (B)	980 shs.	10/10/12	942,054	—
Common Stock (B)	450 shs.	*	450,000	—
Common Stock Series B (B)	1,128 shs.	10/10/12	11	—
Warrant, exercisable until 2014, to purchase
common stock at $.02 per share (B)	164 shs.	*	162,974	—
* 08/12/05 and 09/11/06.			3,190,205	—

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% Senior Subordinated Note due 2019	$2,975,627	11/02/12	2,925,371	2,866,531
Common Stock (B)	107 shs.	11/02/12	107,143	40,405
			3,032,514	2,906,936
Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% Senior Subordinated Note due 2017	$2,884,212	11/30/10	2,851,134	2,884,212
Limited Liability Company Unit Class B-1 (B)	281,250 uts.	11/30/10	—	249,914
Limited Liability Company Unit Class B-2 (B)	25,504 uts.	11/30/10	—	22,662
			2,851,134	3,156,788

NABCO, Inc.
A producer of explosive containment vessels in the United States.
Common Stock (B)	809 shs.	12/20/12	578,174	—

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
14% Senior Subordinated Note due 2015	$2,004,985	02/02/07	$1,991,550	$1,904,736
Limited Partnership Interest of
Saw Mill PCG Partners LLC (B)	2.73% int.	02/01/07	1,110,810	—
Limited Liability Company Unit Class D of
Saw Mill PCG Partners LLC (B)	17 uts.	*	16,759	—
Limited Liability Company Unit Class D-1 of
Saw Mill PCG Partners LLC (B)	229 uts.	09/30/09	228,858	142,972
Limited Liability Company Unit Class D-2 of
Saw Mill PCG Partners LLC (B)	128 uts.	04/29/11	65,256	236,806
* 12/18/08 and 09/30/09.			3,413,233	2,284,514

Newark Group, Inc.
A major producer of paper products from recycled materials.
Common Stock (B)	134,520 shs.	09/02/10	796,862	410,219

Nicoat Acquisitions LLC
A manufacturer of water-based and ultraviolet coatings for high-performance graphic arts, packaging and other specialty coating applications.
14% Senior Subordinated Note due 2018	$1,449,483	11/05/10	1,365,511	1,449,483
Limited Liability Company Unit Series B (B)	51,724 uts.	11/05/10	51,724	116,687
Limited Liability Company Unit Series B (B)	104,792 uts.	11/05/10	104,792	236,405
Limited Liability Company Unit Series F (B)	104,792 uts.	11/05/10	—	17,250
			1,522,027	1,819,825
Northwest Mailing Services, Inc.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
Limited Partnership Interest (B)	3,287 uts.	*	328,679	276,719
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	4,920 shs.	*	492,016	414,234
* 07/09/09 and 08/09/10.			820,695	690,953

NT Holding Company
A leading developer, manufacturer and provider of medical products used primarily in interventional pain management.
Common Stock (B)	377 shs.	*	377,399	537,861
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	176 shs.	02/02/11	158,961	251,201
*02/02/11 and 06/30/11.			536,360	789,062

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
13% Senior Subordinated Note due 2018	$1,333,333	06/04/10	$1,261,948	$1,333,333
Preferred Stock Series A (B)	1,661 shs.	06/04/10	166,062	80,002
Preferred Stock Series B (B)	934 shs.	06/04/10	93,376	—
Common Stock (B)	1,032 shs.	06/04/10	1,032	—
			1,522,418	1,413,335
Ontario Drive & Gear Ltd.
A manufacturer of all-wheel drive, off-road amphibious vehicles and related accessories.
Limited Liability Company Unit (B)	3,667 uts.	01/17/06	572,115	1,306,838
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	619 shs.	01/17/06	170,801	220,640
			742,916	1,527,478
P K C Holding Corporation
A manufacturer of plastic film and badges for the general industrial, medical, and food industries.
Preferred Stock Class A (B)	54 shs.	12/21/10	340,718	645,003
Common Stock (B)	54 shs.	12/21/10	25,500	138,127
			366,218	783,130
P P T Holdings LLC
A high-end packaging solutions provider that targets customers who have multiple packaging needs, require a high number of low volume SKUs, short lead times, technical expertise, and overall supply chain management.
15% Senior Subordinated Note due 2017	$2,958,167	12/20/10	2,923,158	2,958,167
Limited Liability Company Unit Class A (B)	99 uts.	12/20/10	318,215	401,821
Limited Liability Company Unit Class B (B)	99 uts.	12/20/10	3,214	68,212
			3,244,587	3,428,200
Pacific Consolidated Holdings LLC
A manufacturer of rugged, mobile liquid and gaseous oxygen and nitrogen generating systems used in the global defense, oil and gas, and medical sectors.
0% Senior Subordinated Note due 2014 (B)	$79,688	12/18/12	—	79,688

Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment, and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)	2,334 shs.	05/22/09	111,508	—
Preferred Stock Series B (B)	13,334 shs.	05/22/09	547,872	—
Common Stock (B)	40,540 shs.	05/22/09	1,877,208	—
			2,536,588	—
Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
16% Senior Subordinated Note due 2018	$2,770,541	11/29/12	2,715,941	2,860,340
Limited Liability Company Unit (B)	1 ut.	11/29/12	375,000	404,782
			3,090,941	3,265,122

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Postle Aluminum Company LLC
A manufacturer and distributor of aluminum extruded products.
Limited Liability Company Unit Class A (B)	1,384 uts.	10/02/06	$510,000	$553,368
Limited Liability Company Unit (B)	1,506 uts.	05/22/09	—	140,697
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	8,595 shs.	10/02/06	124,644	1,462,034
			634,644	2,156,099
Precision Wire Holding Company
A manufacturer of specialty medical wires that are used in non-elective minimally invasive surgical procedures.
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	206 shs.	11/12/09	203,944	300,317

R A J Manufacturing Holdings LLC
A designer and manufacturer of women’s swimwear sold under a variety of licensed brand names.
8% Senior Subordinated Note due 2017	$94,270	01/02/14	410,667	94,270
Preferred Stock Series B-1 (B)	18 shs.	01/02/14	707,024	548,347
Common Stock (B)	10 shs.	01/02/14	414,787	—
Limited Liability Company Unit (B)	2,828 uts.	12/15/06	282,810	—
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	3 shs.	12/15/06	131,483	—
			1,946,771	642,617
REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
14% Senior Subordinated Note due 2018	$3,499,614	*	3,452,857	3,536,966
Limited Liability Company Unit Class A (B)	40,643 uts.	*	406,432	463,202
* 10/21/11 and 08/03/12.			3,859,289	4,000,168

Rose City Holding Company
A designer and printer of folding cartons and packaging for food and beverage manufacturers on the West Coast.
Preferred Stock (B)	93,749 shs.	12/11/12	93,749	104,198
Common Stock (B)	94 shs.	12/11/12	9	73,135
			93,758	177,333
Safety Infrastructure Solutions
A provider of trench safety equipment to a diverse customer base across multiple end markets in Texas and the Southwestern United States.
15% Senior Subordinated Note due 2018	$2,531,250	*	2,501,497	2,556,563
Preferred Stock (B)	6,294 shs.	03/30/12	251,758	296,269
Common Stock (B)	2,949 shs.	03/30/12	29,492	99,605
* 03/30/12 and 05/16/13.			2,782,747	2,952,437

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Sencore Holding Company
A designer, manufacturer, and marketer of decoders, receivers and modulators sold to broadcasters, satellite, cable and telecom operators for encoding/decoding analog and digital transmission video signals.
12.5% Senior Subordinated Note due 2014 (D)	$2,561,730	01/15/09	$1,560,231	$—

Signature Systems Holdings Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
12.5% Senior Subordinated Note due 2021	$1,812,211	03/15/13	1,716,171	1,845,981
Common Stock (B)	181 shs.	03/15/13	181,221	193,263
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	74 shs.	03/15/13	67,958	78,950
			1,965,350	2,118,194

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	619 uts.	*	493,496	806,076
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	157 shs.	*	127,437	204,206
* 08/31/07 and 03/06/08.			620,933	1,010,282

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% Senior Subordinated Note due 2019	$1,470,038	10/18/13	1,442,346	1,458,322
Common Stock (B)	1,681 shs.	10/18/13	168,100	41,883
			1,610,446	1,500,205
Snacks Parent Corporation
The world’s largest provider of trail mixes and a leading provider of snack nuts, dried fruits, and other healthy snack products.
13% Senior Subordinated Note due 2020	$2,696,065	11/12/10	2,588,196	2,696,065
Preferred Stock A (B)	3,395 shs.	11/12/10	301,503	253,777
Preferred Stock B (B)	1,575 shs.	11/12/10	—	117,762
Common Stock (B)	19,737 shs.	11/12/10	19,737	102,110
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	5,418 shs.	11/12/10	5,418	28,032
			2,914,854	3,197,746
SouthernCare Holdings, Inc.
A hospice company providing palliative care services to terminally ill patients.
Common Stock (B)	2,727 shs.	12/01/11	272,727	325,241

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Spartan Foods Holding Company
A manufacturer of branded pizza crusts and pancakes.
14.25% Senior Subordinated Note due 2017	$2,267,934	12/15/09	$2,066,291	$2,270,514
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	257 shs.	12/15/09	227,109	120,884
			2,293,400	2,391,398
Specialty Commodities, Inc.
A distributor of specialty food ingredients.
Common Stock (B)	30 shs.	10/23/08	300,000	826,571
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	11 shs.	10/23/08	100,650	314,097
			400,650	1,140,668
Stag Parkway Holding Company
A distributor of RV parts and accessories in the United States.
13% Senior Subordinated Note due 2018	$2,751,274	12/19/12	2,642,626	2,791,354
Common Stock (B)	284 shs.	12/19/12	283,688	326,793
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	83 shs.	12/19/12	76,435	95,968
			3,002,749	3,214,115
Strahman Holdings Inc
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical food processing, beverage and mining.
14% Senior Subordinated Note due 2020	$2,119,565	12/13/13	2,078,254	2,151,608
Preferred Stock A (B)	317,935 shs.	12/13/13	317,935	437,078
			2,396,189	2,588,686
Strata/WLA Holding Corporation
A leading independent anatomic pathology laboratory that conducts over 320,000 tests annually to customers in 40 U.S. states and in Canada and Venezuela.
14.5% Senior Subordinated Note due 2018 (D)	$2,877,446	07/01/11	2,831,111	—
Preferred Stock Series A (B)	228 shs.	07/01/11	228,137	—
			3,059,248	—
Sundance Investco LLC
A provider of post-production services to producers of movies and television shows.
Limited Liability Company Unit Class A (B)	6,429 shs.	03/31/10	—	—

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
14% Senior Subordinated Note due 2017	$3,084,404	12/14/10	2,972,584	3,064,243
14% Senior Subordinated PIK Note due 2017	$281,430	08/17/12	273,272	279,591
Common Stock (B)	115 shs.	12/14/10	114,504	65,372
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	112 shs.	12/14/10	111,747	63,802
			3,472,107	3,473,008

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Synteract Holdings Corporation
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14% Senior Subordinated Note due 2019	$3,572,827	09/02/08	$3,457,908	$3,215,545
Preferred Stock Series D (B)	485 shs.	02/27/13	48,503	—
Redeemable Preferred Stock Series A (B)	1,280 shs.	09/02/08	12,523	—
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	12,803 shs.	09/02/08	112,693	—
			3,631,627	3,215,545
Terra Renewal LLC
A provider of wastewater residual management and required environmental reporting, permitting, nutrient management planning and record keeping to companies involved in poultry and food processing.
12% Senior Subordinated Note due 2016 (D)	$613,982	*	16,334	552,584
Common Stock Class B	55 shs.	*	—	—
Limited Partnership Interest of
Saw Mill Capital Fund V, LLC (B)	3.97% int.	**	114,424	—
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	72 shs.	04/28/06	59,041	—
* 04/28/06 and 09/13/06.			189,799	552,584
** 03/01/05 and 10/10/08.

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
15% Senior Subordinated Note due 2020(D)	$88,396	12/05/13	414,051	—
3% Senior Subordinated Note due 2018 (D)	$2,006,491	12/05/13	—	—
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	53,038 shs.	12/05/13	—	—
			414,051	—
Transpac Holding Company
A designer, importer and wholesaler of home décor and seasonal gift products.
12% Senior Subordinated Note due 2015 (D)	$1,773,006	10/31/07	1,717,521	1,595,705
Common Stock (B)	209 shs.	10/31/07	208,589	—
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	94 shs.	10/31/07	87,607	—
			2,013,717	1,595,705
Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
14% Senior Subordinated Note due 2019	$2,998,256	07/05/13	2,944,036	3,039,420
Limited Liability Company Unit Class A (B)	295,455 shs.	07/05/13	295,455	314,315
			3,239,491	3,353,735

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Truck Bodies & Equipment International
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
12% Senior Subordinated Note due 2016	$1,373,340	*	$1,346,364	$1,373,340
Preferred Stock Series B (B)	241 shs.	10/20/08	241,172	982,757
Common Stock (B)	742 shs.	*	800,860	—
Warrant, exercisable until 2017, to purchase
common stock at $.02 per share (B)	153 shs.	*	159,894	—
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	1,054 shs.	10/20/08	—	—
* 07/19/05 and 12/22/05.			2,548,290	2,356,097

TruStile Doors, Inc.
A manufacturer and distributor of interior doors.
Limited Liability Company Unit (B)	11,775 uts.	02/28/11	156,250	387,778
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	5,781 shs.	04/11/03	68,059	92,285
			224,309	480,063
U-Line Corporation
A manufacturer of high-end, built-in, undercounter ice making, wine storage and refrigeration appliances.
Common Stock (B)	182 shs.	04/30/04	182,200	297,513
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	230 shs.	04/30/04	211,736	376,251
			393,936	673,764
U M A Enterprises, Inc.
An importer and wholesaler of home décor products.
Convertible Preferred Stock (B)	887 shs.	02/08/08	886,956	2,594,204

Vitex Packaging Group, Inc.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
Class B Unit (B)	767,881 uts.	10/29/09	348,058	—
Class C Unit (B)	850,000 uts.	10/29/09	780,572	146,992
Limited Liability Company Unit Class A (B)	723,465 uts.	*	433,222	—
Limited Liability Company Unit Class B (B)	182,935 uts.	07/19/04	182,935	—
* 07/19/04 and 10/29/09.			1,744,787	146,992

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
13% Senior Subordinated Note due 2020	$1,013,158	03/31/14	992,901	1,011,776
Common Stock (B)	7,368 shs.	03/31/14	736,842	700,000
			1,729,743	1,711,776

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
12.13% Senior Subordinated Note due 2016 (D)	$1,721,250	11/30/06	$1,638,669	$—
Common Stock (B)	191 shs.	11/30/06	191,250	—
Warrant, exercisable until 2016, to purchase			—
common stock at $.01 per share (B)	95 shs.	11/30/06	86,493	—
			1,916,412	—
Wheaton Holding Corporation
A distributor and manufacturer of laboratory supply products and packaging.
Preferred Stock Series B (B)	2,109 shs.	06/08/10	210,924	301,481
Common Stock (B)	1,058 shs.	06/08/10	1,058	93,118
			211,982	394,599
Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
12% Senior Subordinated Note due 2018	$2,383,562	12/16/10	2,245,217	2,350,759
Common Stock (B)	616 shs.	12/16/10	616,438	223,660
Warrant, exercisable until 2018, to purchase
common stock at $.02 per share (B)	166 shs.	12/16/10	148,003	60,098
			3,009,658	2,634,517
WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% Senior Subordinated Note due 2018	$2,707,939	11/03/11	2,668,948	2,762,098
Common Stock (B)	4,500 shs.	11/03/11	450,000	546,841
			3,118,948	3,308,939

Total Private Placement Investments (E)			$202,807,934	$200,831,121

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

	Interest	Due	Principal		Market
Corporate Restricted Securities: (A) (Continued)	Rate	Date	Amount	Cost	Value

Rule 144A Securities - 17.56%:

Bonds - 17.51%
ADT Corporation	6.250%	10/15/21	$1,000,000	$1,036,417	$1,027,500
Alliant Techsystems Inc.	5.250	10/01/21	1,000,000	1,000,000	1,027,500
Antero Resources Corporation	5.375	11/01/21	800,000	800,000	812,000
Ashtead Group plc	6.500	07/15/22	385,000	407,480	418,689
Beverage Packaging Holdings	6.000	06/15/17	730,000	730,000	755,550
Calpine Corporation	7.500	02/15/21	600,000	613,932	655,500
Chrysler Group, LLC	8.000	06/15/19	415,000	448,438	454,425
Chrysler Group, LLC	8.250	06/15/21	415,000	457,900	469,468
Commercial Vehicle Group Inc.	7.875	04/15/19	989,000	1,016,060	1,014,961
Commscope Holdings Inc.	6.625	06/01/20	500,000	501,166	528,750
Cooper-Standard Automotive	7.375	04/01/18	1,000,000	1,006,281	1,023,760
Cornerstone Chemical Company	9.375	03/15/18	750,000	767,101	795,000
CTP Transportation Products, LLC	8.250	12/15/19	635,000	635,000	684,213
Energy Future Holdings	10.250	12/01/20	400,000	403,405	421,500
Exopack LLC	7.875	11/01/19	1,000,000	1,000,000	1,060,000
Ferrellgas Partners, L.P	6.750	01/15/22	465,000	465,000	484,762
FMG Resources	6.875	04/01/22	1,000,000	964,689	1,077,500
Forest Laboratories, Inc.	4.875	02/15/21	1,000,000	1,000,000	1,057,500
Forest Laboratories, Inc.	5.000	12/15/21	775,000	775,000	819,563
Forum Energy Technologies	6.250	10/01/21	325,000	325,000	344,500
Hercules Offshore, Inc.	7.500	10/01/21	1,000,000	1,000,000	1,010,000
Hilcorp Energy Company	7.625	04/15/21	725,000	698,593	793,875
Hilton Worldwide Holdings, Inc.	5.625	10/15/21	1,000,000	1,000,000	1,045,000
Hovnanian Enterprises, Inc.	7.250	10/15/20	1,000,000	1,000,000	1,085,000
Hub International Ltd.	7.875	10/01/21	1,000,000	1,000,000	1,067,500
Icahn Enterprises L.P.	4.875	03/15/19	970,000	970,000	986,975
Icahn Enterprises L.P.	6.000	08/01/20	1,150,000	1,172,426	1,219,000
INEOS Group Holdings PLC	5.875	02/01/19	485,000	485,000	495,306
International Automotive Component	9.125	06/01/18	1,000,000	958,542	1,055,000
J.B. Poindexter Co., Inc.	9.000	04/01/22	1,000,000	1,050,160	1,070,000
JBS USA Holdings, Inc.	7.750	10/28/20	750,000	790,217	790,313
Jurassic Holdings III Inc	6.875	02/15/21	1,000,000	1,009,587	1,030,000
Lamar Media Corporation	5.375	01/15/24	320,000	320,000	328,000
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	1,315,000	1,355,758	1,403,763
Lear Corporation	4.750	01/15/23	750,000	736,186	731,250
MEG Energy Corporation	7.000	03/31/24	1,000,000	1,000,000	1,057,500

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

	Interest	Due	Shares or Principal		Market
Corporate Restricted Securities: (A) (Continued)	Rate	Date	Amount	Cost	Value

Meritor, Inc.	7.875%	03/01/26	$669,000	$663,403	$1,021,061
Milacron Financial	7.750	02/15/21	500,000	500,000	540,000
Mustang Merger Corporation	8.500	08/15/21	1,000,000	997,606	1,095,000
Niska Gas Storage Partners LLC	6.500	04/01/19	1,000,000	1,000,000	985,000
NRG Energy, Inc.	6.250	07/15/22	1,000,000	1,000,000	1,030,000
NXP BV/NXP Funding LLC	3.750	06/01/18	1,500,000	1,500,000	1,507,500
Oasis Petroleum Inc.	6.875	03/15/22	1,000,000	1,000,000	1,082,500
Pinnacle Operating Corporation	9.000	11/15/20	1,000,000	1,045,446	1,080,000
Prestige Brands Holdings, Inc.	5.375	12/15/21	1,350,000	1,350,000	1,382,062
RKI Inc.	8.500	08/01/21	1,000,000	1,004,718	1,080,000
Roofing Supply	10.000	06/01/20	975,000	1,098,080	1,089,563
Safway Group Holding LLC/Finance Corporation	7.000	05/15/18	500,000	500,000	532,500
Select Medical Corporation	6.375	06/01/21	650,000	659,688	659,750
Sirius XM Radio Inc.	5.875	10/01/20	750,000	750,000	789,375
Sprint Corporation	7.125	06/15/24	315,000	315,000	330,750
Tesoro Logistics LP	5.875	10/01/20	1,000,000	1,021,695	1,045,000
Topaz Marine S.A.	8.625	11/01/18	1,000,000	1,000,000	1,050,000
Univision Communications, Inc.	5.125	05/15/23	325,000	325,000	332,312
Valeant Pharmaceuticals International	6.750	10/01/17	70,000	69,785	74,025
Valeant Pharmaceuticals International	7.000	10/01/20	880,000	881,481	952,600
Welltec A/S	8.000	02/01/19	750,000	738,363	798,750
Total Bonds				46,319,603	48,558,871

Convertible Preferred Stock - 0.00%
ETEX Corporation (B)			777	—	—
Total Convertible Preferred Stock				—	—

Preferred Stock - 0.05%
Ally Financial			143	45,009	141,239
TherOX, Inc. (B)			103	—	—
Total Preferred Stock				45,009	141,239

Common Stock - 0.00%
Touchstone Health Partnership (B)			1,168	—	—
Total Common Stock				—	—

Total 144A Securities				46,364,612	48,700,110

Total Corporate Restricted Securities				$249,172,546	$249,531,231

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Public Securities -18.97%: (A)	Interest Rate	Due Date	Principal Amount	Cost	Market Value

Bank Loans - 0.55%
Aquilex Holdings LLC	$5.250%	12/31/20	$297,921	$297,196	$298,791
Synarc-BioCore Holdings, LLC	9.250	03/04/22	1,000,000	990,028	995,000
Triple Point Technology, Inc.	9.250	07/09/21	259,223	223,825	236,541
Total Bank Loans				1,511,049	1,530,332

Bonds - 18.05%
AAR Corporation	7.250%	01/15/22	$2,000,000	$2,113,905	$2,165,000
Accuride Corp	9.500	08/01/18	1,500,000	1,532,833	1,537,500
Ally Financial, Inc.	5.500	02/15/17	1,500,000	1,521,873	1,627,500
Alta Mesa Financial Services	9.625	10/15/18	1,500,000	1,501,188	1,612,500
American Axle & Manufacturing, Inc.	5.125	02/15/19	240,000	240,000	249,900
Arch Coal, Inc.	7.000	06/15/19	150,000	150,000	115,875
Avis Budget Car Rental	9.750	03/15/20	750,000	750,000	863,438
B E Aerospace, Inc.	6.875	10/01/20	850,000	866,767	932,875
Braskem Finance Ltd.	6.450	02/03/24	815,000	815,000	834,356
Calumet Specialty Products Partners L.P.	7.625	01/15/22	740,000	728,469	784,400
Calumet Specialty Products Partners L.P.	9.375	05/01/19	1,500,000	1,508,172	1,704,375
CCO Holdings Capital Corporation	5.750	01/15/24	1,000,000	965,488	992,500
CCO Holdings Capital Corporation	7.250	10/30/17	750,000	762,799	794,062
Cimarex Energy Co.	5.875	05/01/22	1,000,000	1,074,003	1,085,000
CIT Group Inc.	3.875	02/19/19	1,000,000	1,000,000	1,010,942
CHC Helicopter SA	9.375	06/01/21	1,500,000	1,500,000	1,590,000
Chemtura Corporation	7.875	09/01/18	500,000	521,590	532,500
Clearwater Paper Corporation	4.500	02/01/23	750,000	743,111	721,875
Coeur d’Alene Mines Corporation	7.875	02/01/21	1,000,000	1,003,514	1,005,000
Commercial Metals Company	4.875	05/15/23	1,500,000	1,502,932	1,440,000
Cooper-Standard Automotive	8.500	05/01/18	750,000	785,281	785,632
CVR Refining LLC	6.500	11/01/22	650,000	628,301	684,125
Energy Transfer Equity LP	7.500	10/15/20	100,000	100,000	114,375
Fidelity National Information	7.875	07/15/20	125,000	125,000	134,471
First Data Corporation	11.750	08/15/21	1,000,000	1,000,000	1,050,000
Halcón Resources Corporation	9.750	07/15/20	1,000,000	1,049,419	1,077,500
Headwaters, Inc.	7.625	04/01/19	850,000	850,171	915,875
HCA Holdings, Inc.	3.750	03/15/19	1,000,000	1,000,000	1,003,750
Hornbeck Offshore Services, Inc.	5.000	03/01/21	500,000	500,000	491,250
Huntington Ingalls Industries	7.125	03/15/21	750,000	774,990	827,813
Lennar Corporation	4.750	11/15/22	750,000	739,262	729,375
Linn Energy, LLC	8.625	04/15/20	1,000,000	1,009,294	1,086,250
Magnum Hunter Resources, Corp.	9.750	05/15/20	1,500,000	1,567,975	1,661,250

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Corporate Public Securities: (A) (Continued)	Interest	Due	Principal		Market
	Rate	Date	Amount	Cost	Value

Meritor, Inc.	6.750%	06/15/21	$1,000,000	$1,000,000	$1,057,500
Michael Foods, Inc.	9.750	07/15/18	75,000	75,000	80,062
Midstates Petroleum Company, Inc.	9.250	06/01/21	1,000,000	1,000,000	1,045,000
Neustar, Inc.	4.500	01/15/23	750,000	727,588	650,625
Nexeo Solutions LLC	8.375	03/01/18	40,000	40,000	40,400
Nielsen Finance LLC	4.500	10/01/20	1,000,000	1,000,000	1,007,500
Nuveen Investments	5.500	09/15/15	1,500,000	1,436,023	1,522,500
Omnova Solutions, Inc.	7.875	11/01/18	1,500,000	1,523,020	1,601,250
Perry Ellis International, Inc.	7.875	04/01/19	750,000	744,061	785,625
Precision Drilling Corporation	6.625	11/15/20	750,000	769,542	802,500
Quebecor Media, Inc.	7.750	03/15/16	570,000	557,132	571,425
Regency Energy Partners LP	5.875	03/01/22	835,000	821,434	866,313
Rosetta Resources Inc.	5.875	06/01/22	1,000,000	1,000,000	1,022,500
Stone Energy Corporation	7.500	11/15/22	1,000,000	1,029,157	1,082,500
Suburban Propane Partners, L.P.	7.500	10/01/18	168,000	176,035	178,500
Thermadyne Holdings Corporation	9.000	12/15/17	681,000	712,064	730,373
T-Mobile USA Inc.	6.464	04/28/19	700,000	711,892	749,000
T-Mobile USA Inc.	6.731	04/28/22	450,000	445,147	482,063
T-Mobile USA Inc.	6.836	04/28/23	135,000	132,242	144,787
Tomkins, Inc.	9.250	10/01/18	79,000	79,000	84,826
Tronox Finance LLC	6.375	08/15/20	750,000	733,284	770,625
Unit Corporation	6.625	05/15/21	1,000,000	989,337	1,060,000
Venoco, Inc.	8.875	02/15/19	500,000	507,242	505,000
Visteon Corporation	6.750	04/15/19	160,000	160,000	168,200
Xerium Technologies, Inc.	8.875	06/15/18	831,000	869,107	887,093
Total Bonds				48,169,644	50,057,431

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

	Interest	Due			Market
Corporate Public Securities: (A) (Continued)	Rate	Date	Shares	Cost	Value

Common Stock - 0.37%
Bally Total Fitness Holding Corporation (B) (F)			15	$—	$—
Chase Packaging Corporation			9,541	—	477
Intrepid Potash, Inc. (B)			365	11,680	5,643
Nortek, Inc.			175	1	14,387
Supreme Industries, Inc. (B)			131,371	267,319	1,012,870
Total Common Stock				279,000	1,033,377

Total Corporate Public Securities				$49,959,693	$52,621,140

Total Investments	108.96%			$299,132,239	$302,152,371
Other Assets	3.14				8,696,770
Liabilities	(12.10)				(33,550,306)
Total Net Assets	100.00%				$277,298,835

(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Variable rate security; rate indicated is as of March 31, 2014.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of March 31, 2014, the value of these securities amounted to $200,831,121 or 72.43% of net assets.
(F)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
^ Effective yield at purchase
PIK - Payment-in-kind

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Industry Classification:	Fair Value/		Fair Value/
	Market Value		Market Value

AEROSPACE - 3.16%		BROADCASTING & ENTERTAINMENT - 0.12%
AAR Corporation	$2,165,000	Lamar Media Corporation	$328,000
Alliant Techsystems Inc.	1,027,500
B E Aerospace, Inc.	932,875	BUILDINGS & REAL ESTATE - 2.27%
Merex Holding Corporation	1,998,851	Hovnanian Enterprises, Inc.	1,085,000
Whitcraft Holdings, Inc.	2,634,517	Lennar Corporation	729,375
	8,758,743	Safway Group Holding LLC/Finance Corporation	532,500
AUTOMOBILE - 9.48%		Sunrise Windows Holding Company	3,473,008
Accuride Corp	1,537,500	TruStile Doors, Inc.	480,063
American Axle & Manufacturing, Inc.	249,900		6,299,946
Avis Budget Car Rental	863,438
CG Holdings Manufacturing Company	3,967,341	CHEMICAL, PLASTICS & RUBBER - 2.36%
Chrysler Group, LLC	923,893	Capital Specialty Plastics, Inc.	1,068,503
Commercial Vehicle Group Inc.	1,014,961	Cornerstone Chemical Company	795,000
Cooper-Standard Automotive	1,809,392	INEOS Group Holdings PLC	495,306
DPL Holding Corporation	3,821,069	Nicoat Acquisitions LLC	1,819,825
Ideal Tridon Holdings, Inc.	482,335	Omnova Solutions, Inc.	1,601,250
International Automotive Component	1,055,000	Tronox Finance LLC	770,625
J A C Holding Enterprises, Inc.	1,438,371		6,550,509
Jason Partners Holdings LLC	349,535	CONSUMER PRODUCTS - 9.96%
K & N Parent, Inc.	4,177,909	AMS Holding LLC	452,405
Lear Corporation	731,250	Baby Jogger Holdings LLC	3,268,734
Meritor, Inc.	2,078,561	Bravo Sports Holding Corporation	2,209,222
Ontario Drive & Gear Ltd.	1,527,478	Clearwater Paper Corporation	721,875
Tomkins, Inc.	84,826	Custom Engineered Wheels, Inc.	734,197
Visteon Corporation	168,200	gloProfessional Holdings, Inc.	3,003,815
	26,280,959	GTI Holding Company	1,626,300
BEVERAGE, DRUG & FOOD - 8.43%		Handi Quilter Holding Company	518,492
1492 Acquisition LLC	2,018,168	HHI Group, LLC	3,272,759
Eatem Holding Company	3,516,913	K N B Holdings Corporation	141,654
F F C Holding Corporation	676,442	Manhattan Beachwear Holding Company	3,120,623
GenNx Novel Holding, Inc.	3,467,848	NXP BV/NXP Funding LLC	1,507,500
Hospitality Mints Holding Company	2,208,059	Perry Ellis International, Inc.	785,625
JBS USA Holdings, Inc.	790,313	Prestige Brands Holdings, Inc.	1,382,062
JMH Investors LLC	2,798,737	R A J Manufacturing Holdings LLC	642,617
Michael Foods, Inc.	80,062	Tranzonic Holdings LLC	3,353,735
Pinnacle Operating Corporation	1,080,000	Xerium Technologies, Inc.	887,093
Snacks Parent Corporation	3,197,746		27,628,708
Spartan Foods Holding Company	2,391,398
Specialty Commodities, Inc.	1,140,668
	23,366,354

See Notes to Consolidated Financial Statements.

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Industry Classification: (Continued)	Fair Value/		Fair Value/
	Market Value		Market Value

CONTAINERS, PACKAGING & GLASS - 2.45%		DIVERSIFIED/CONGLOMERATE, SERVICE - 9.92%
Beverage Packaging Holdings	$755,550	A S C Group, Inc.	$2,720,917
Chase Packaging Corporation	477	A W X Holdings Corporation	367,500
P K C Holding Corporation	783,130	ADT Corporation	1,027,500
P P T Holdings LLC	3,428,200	Advanced Technologies Holdings	1,558,563
Rose City Holding Company	177,333	Apex Analytix Holding Corporation	843,860
SMB Machinery Holdings, Inc.	1,500,205	Church Services Holding Company	1,585,098
Vitex Packaging Group, Inc.	146,992	Clough, Harbour and Associates	416,462
	6,791,887	Crane Rental Corporation	2,283,546
DISTRIBUTION - 6.45%		ELT Holding Company	3,160,679
ARI Holding Corporation	3,480,464	EPM Holding Company	1,394,592
Blue Wave Products, Inc.	1,708,556	Hilton Worldwide Holdings, Inc.	1,045,000
BP SCI LLC	3,078,372	Hub International Ltd.	1,067,500
Duncan Systems, Inc.	971,690	HVAC Holdings, Inc.	3,156,689
Signature Systems Holdings Company	2,118,194	Insurance Claims Management, Inc.	669,386
Stag Parkway Holding Company	3,214,115	Mail Communications Group, Inc.	648,096
WP Supply Holding Corporation	3,308,939	Nexeo Solutions LLC	40,400
	17,880,330	Northwest Mailing Services, Inc.	690,953
DIVERSIFIED/CONGLOMERATE,		Roofing Supply	1,089,563
MANUFACTURING - 10.82%		Safety Infrastructure Solutions	2,952,437
A H C Holding Company, Inc.	410,816	Sirius XM Radio Inc.	789,375
Advanced Manufacturing Enterprises LLC	2,859,111		27,508,116
Arrow Tru-Line Holdings, Inc.	653,943
C D N T, Inc.	1,110,321	ELECTRONICS - 0.57%
CTP Transportation Products, LLC	684,213	Connecticut Electric, Inc.	1,582,708
F G I Equity LLC	1,418,684
G C Holdings	272,559	FINANCIAL SERVICES - 6.06%
Hartland Controls Holding Corporation	3,496,407	Ally Financial, Inc.	1,768,739
Hi-Rel Group LLC	2,279,095	Alta Mesa Financial Services	1,612,500
Janus Group Holdings LLC	3,311,672	Ashtead Group plc	418,689
J.B. Poindexter Co., Inc.	1,070,000	Braskem Finance Ltd.	834,356
K P H I Holdings, Inc.	780,906	CIT Group Inc.	1,010,942
K P I Holdings, Inc.	520,103	Icahn Enterprises L.P.	2,205,975
LPC Holding Company	441,990	Jurassic Holdings III Inc	1,030,000
MEGTEC Holdings, Inc.	1,076,029	LBC Tank Terminals Holding Netherlands B.V.	1,403,763
Mustang Merger Corporation	1,095,000	Nielsen Finance LLC	1,007,500
Nortek, Inc.	14,387	Nuveen Investments	1,522,500
O E C Holding Corporation	1,413,335	REVSpring, Inc.	4,000,168
Postle Aluminum Company LLC	2,156,099		16,815,132
Strahman Holdings Inc	2,588,686
Truck Bodies & Equipment International	2,356,097
	30,009,453

See Notes to Consolidated Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value		Fair Value/ Market Value

HEALTHCARE, EDUCATION & CHILDCARE - 5.41%		MEDICAL DEVICES/BIOTECH - 1.09%
American Hospice Management Holding LLC $	$2,739,654	Chemtura Corporation	$532,500
CHG Alternative Education Holding Company	3,114,569	Halcón Resources Corporation	1,077,500
GD Dental Services LLC	287,079	MedSystems Holdings LLC	311,994
Healthcare Direct Holding Company	2,263,578	NT Holding Company	789,062
HCA Holdings, Inc.	1,003,750	Precision Wire Holding Company	300,317
Select Medical Corporation	659,750		3,011,373
SouthernCare Holdings, Inc.	325,241	MINING, STEEL, IRON & NON-PRECIOUS
Synarc-BioCore Holdings, LLC	995,000	METALS - 1.27%
Synteract Holdings Corporation	3,215,545	Coeur d’Alene Mines Corporation	1,005,000
Wheaton Holding Corporation	394,599	Commercial Metals Company	1,440,000
	14,998,765	FMG Resources	1,077,500
			3,522,500
HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER PRODUCTS - 2.29%		NATURAL RESOURCES - 0.37%
Connor Sport Court International, Inc.	771,666	Arch Coal, Inc.	115,875
Home Décor Holding Company	710,616	Headwaters, Inc.	915,875
Transpac Holding Company	1,595,705	Intrepid Potash, Inc.	5,643
U M A Enterprises, Inc.	2,594,204		1,037,393
U-Line Corporation	673,764
	6,345,955	OIL & GAS - 11.16%
LEISURE, AMUSEMENT & ENTERTAINMENT - 1.08%		Antero Resources Corporation	812,000
CTM Holding, Inc.	3,003,165	Calumet Specialty Products Partners L.P.	2,488,775
		Cimarex Energy Co.	1,085,000
MACHINERY - 5.28%		CVR Refining LLC	684,125
ABC Industries, Inc.	1,646,247	Energy Transfer Equity LP	114,375
Arch Global Precision LLC	3,973,609	Exopack LLC	1,060,000
E S P Holdco, Inc.	404,657	Forum Energy Technologies	344,500
Milacron Financial	540,000	Hercules Offshore, Inc.	1,010,000
Motion Controls Holdings	3,156,788	Hilcorp Energy Company	793,875
NetShape Technologies, Inc.	2,284,514	Hornbeck Offshore Services, Inc.	491,250
Pacific Consolidated Holdings LLC	79,688	Linn Energy, LLC	1,086,250
Supreme Industries, Inc.	1,012,870	Magnum Hunter Resources, Corp.	1,661,250
Thermadyne Holdings Corporation	730,373	MBWS Ultimate Holdco, Inc.	5,282,920
Welltec A/S	798,750
	14,627,496

See Notes to Consolidated Financial Statements.

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2014
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value		Fair Value/ Market Value

MEG Energy Corporation	$1,057,500	TELECOMMUNICATIONS - 1.97%
Midstates Petroleum Company, Inc.	1,045,000	All Current Holding Company	$455,459
Niska Gas Storage Partners LLC	985,000	CCO Holdings Capital Corporation	1,786,562
Oasis Petroleum Inc.	1,082,500	Commscope Holdings Inc.	528,750
Petroplex Inv Holdings LLC	3,265,122	Neustar, Inc.	650,625
Precision Drilling Corporation	802,500	Sprint Corporation	330,750
Regency Energy Partners LP	866,313	T-Mobile USA Inc.	1,375,850
RKI Inc.	1,080,000	Univision Communications, Inc.	332,312
Rosetta Resources Inc.	1,022,500		5,460,308
Stone Energy Corporation	1,082,500	TRANSPORTATION - 3.29%
Suburban Propane Partners, L.P.	178,500	CHC Helicopter SA	1,590,000
Unit Corporation	1,060,000	MNX Holding Company	2,906,936
Venoco, Inc.	505,000	Huntington Ingalls Industries	827,813
	30,946,755	Tesoro Logistics LP	1,045,000
PHARMACEUTICALS - 1.23%		Topaz Marine S.A.	1,050,000
CorePharma LLC	506,528	VP Holding Company	1,711,776
Forest Laboratories, Inc.	1,877,063		9,131,525
Valeant Pharmaceuticals International	1,026,625	UTILITIES - 0.76%
	3,410,216	Calpine Corporation	655,500
PUBLISHING/PRINTING - 0.35%		Energy Future Holdings	421,500
Newark Group, Inc.	410,219	NRG Energy, Inc.	1,030,000
Quebecor Media, Inc.	571,425		2,107,000
	981,644	WASTE MANAGEMENT/POLLUTION - 0.31%
RETAIL STORES - 0.17%		Aquilex Holdings LLC	298,791
Ferrellgas Partners, L.P	484,762	Terra Renewal LLC	552,584

TECHNOLOGY - 0.88%			851,375
Fidelity National Information	134,471
First Data Corporation	1,050,000
Smart Source Holdings LLC	1,010,282	Total Investments - 108.96%	302,152,371
Triple Point Technology, Inc.	236,541
	2,431,294

See Notes to Consolidated Financial Statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.   History
Babson Capital Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC (“Babson Capital”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

2.   Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.  Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and has delegated responsibility for applying those procedures to Babson Capital. Babson Capital has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Babson Capital considers all relevant factors that are reasonably available, through either public information or information directly available to Babson Capital, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In approving valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Babson Capital has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $200,831,121 (72.43% of net assets) as of March 31, 2014 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities – Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At June 30, 2013, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Babson Capital Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Babson Capital conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Babson Capital is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Babson Capital continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Babson Capital believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple. A discount for lack of marketability is applied to the end result.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of March 31, 2014.

Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.
	Valuation	Unobservable		Weighted
	Technique	Inputs	Range	Average
Corporate	Discounted	Discount	7.0% to	13.9%
Bonds	Cash Flows	Rate	17.4%
Equity Securities	Market Approach	Valuation Multiple	3.5x to 10.8x	7.0x
		Discount for lack of marketability	0% to 25%	5.4%
		EBITDA	$0.2 million to $143.2 million	$23.0 million

Fair Values Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

The following is a summary of the inputs used to value the Trust’s net assets as of March 31, 2014:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$188,911,006	—	48,558,871	140,352,135
Common Stock - U.S.	23,426,471	—	—	23,426,471
Preferred Stock	15,783,156	—	141,239	15,641,917
Partnerships and LLCs	21,410,598	—	—	21,410,598
Public Securities
Bank Loans	1,530,332	—	1,530,332
Corporate Bonds	50,057,431	—	50,057,431	—
Common Stock - U.S.	1,033,377	1,033,377	—	—
Preferred Stock	—	—	—	—
Short-term Securities	—	—	—	—
Total	$302,152,371	$1,033,377	$100,287,873	$200,831,121

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Beginning					Transfers in	Ending
	balance	Included in				and/or	balance at
Assets:	at 12/31/2013	earnings	Purchases	Sales	Prepayments	out of Level 3	03/31/2014
Restricted Securities
Corporate Bonds	$136,364,924	$2,477,838	$12,592,877	$(1,532,481)	$(9,551,023)	$—	$140,352,135
Common Stock - U.S.	23,299,991	(1,169,933)	1,296,413	—	—	—	23,426,471
Preferred Stock	14,778,114	346,952	516,851	—	—	—	15,641,917
Partnerships and LLCs	21,275,734	(1,073,023)	1,207,887	—	—	—	21,410,598
Public Securities
Common Stock	—	—	—	—	—	—	—
	$195,718,763	$581,834	$15,614,028	$(1,532,481)	$(9,551,023)	$—	$200,831,121

There were no transfers into or out of Level 1 or Level 2 assets.

Income, Gains and Losses included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$183,735	—

Net realized gain on
investments before taxes	$518,783	—

Net change in unrealized
depreciation of investments
before taxes.	$(120,684)	1,460,538

Babson Capital Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

B.  Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C.  Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D.  Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains. For the three months ended March 31, 2014, the Trust did not have any realized taxable long-term capital gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time -to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of March 31, 2014, the CI Subsidiary Trust has incurred income tax expense of $552.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of March 31, 2014, the CI Subsidiary Trust has a deferred tax liability of $1,516,326.

The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust’s financial position and results of operations for the three months ended March 31, 2014.

E.  Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

    3.  Investment Services Contract

A.  Services:

Under an Investment Services Contract (the “Contract”) with the Trust, Babson Capital agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B.  Fee:

For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust’s net assets as of such day.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

4.
Senior Secured Indebtedness

MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2007. The Note is due November 15, 2017 and accrues interest at 5.28% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the three months ended March 31, 2014, the Trust incurred total interest expense on the Note of $396,000.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.	Purchases and Sales of Investments

	For the three
	months ended
	03/31/14
		Proceeds
	Cost of	from
	Investments	Sales or
	Acquired	Maturities
Corporate restricted securities	$28,383,446	$12,755,679
Corporate public securities	7,166,832	1,825,598

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of March 31, 2014. The net unrealized appreciation of investments for financial reporting and Federal tax purposes as of March 31, 2014 is $3,020,132 and consists of $35,679,668 appreciation and $32,659,536 depreciation.

Net unrealized appreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $1,516,326 on net unrealized gains on the CI Subsidiary Trust.

Babson Capital Corporate Investors

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Babson Capital Corporate Investors

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Babson Capital Corporate Investors

Members of the Board of Trustees	DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
William J. Barrett Michael H. Brown* Barbara M. Ginader Edward P. Grace III Robert E. Joyal Clifford M. Noreen Susan B. Sweeney* Maleyne M. Syracuse* *Member of the Audit Committee
Babson Capital Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

Officers

Clifford M. Noreen
Chairman

Michael L. Klofas
President

James M. Roy
Vice President & Chief
Financial Officer

Christopher A. DeFrancis
Vice President, Secretary &
Chief Legal Officer

Sean Feeley
Vice President

Michael P. Hermsen
Vice President

Richard E. Spencer, II
Vice President

Daniel J. Florence
Treasurer

Melissa M. LaGrant
Chief Compliance Officer

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Babson Capital Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.